UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 8, 2014 (February 28, 2014)

ENDO INTERNATIONAL PLC

(Exact Name of Registrant as Specified in Its Charter)

Ireland	001-36326	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Glandore Business Centres

No. 33 Fitzwilliam Square

Dublin 2, Ireland

(011)-353-1-669-6634

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On February 28, 2014, Endo International plc (“Endo International”) filed a Current Report on Form 8-K to report that it had completed its acquisition of Paladin Labs Inc. (“Paladin”) on February 28, 2014 whereby Endo International indirectly acquired all of the outstanding common shares of Paladin pursuant to a plan of arrangement under Canadian law. Paladin’s consolidated financial statements are presented in the attached exhibits.

Endo International is filing this amendment to the February 28, 2014 Current Report to include the financial information required by Item 9.01.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

The audited consolidated financial statements of Paladin Labs, Inc., including the consolidated balance sheets as of December 31, 2013 and December 31, 2012 and the related consolidated statements of income, comprehensive income, cash flows and changes in equity for the years ended December 31, 2013 and December 31, 2012 and notes thereto, are attached as Exhibit 99.1 and included for your reference.

(b)	Pro forma financial information.

The unaudited pro forma combined financial statements as of and for the year ended December 31, 2013 are attached as Exhibit 99.2 and are included for your reference.

(d)	Exhibits.

Exhibit No.	Description

23.1	Consent of Independent Auditors

99.1	Audited consolidated financial statements of Paladin Labs, Inc.

99.2	Unaudited pro forma combined financial statements as of and for the year ended December 31, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ENDO INTERNATIONAL PLC
(Registrant)

By:	/s/ CAROLINE B. MANOGUE

Name:	Caroline B. Manogue

Title:	Executive Vice President, Chief Legal Officer & Secretary

Dated: May 8, 2014

INDEX TO EXHIBITS

Exhibit No.	Description

23.1	Consent of Independent Auditors

99.1	Audited consolidated financial statements of Paladin Labs, Inc.

99.2	Unaudited pro forma combined financial statements as of and for the year ended December 31, 2013